KraneShares Trust

KraneShares CSI New China ETF
(formerly, KraneShares CSI China Five Year Plan ETF)

Summary Prospectus | August 1, 2014

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | Ticker Symbol: KFYP

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus, dated August 1, 2014, and Statement of Additional Information dated August 1, 2014, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KRS-SM-001-0200

KraneShares CSI New China ETF (formerly, KraneShares CSI China Five Year Plan ETF)

Investment Objective

The KraneShares CSI New China ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific foreign equity securities benchmark.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period July 22, 2013 to March 31, 2014, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

The Fund will invest at least 80% of its total assets in securities of its current benchmark, the CSI Overseas China Five-Year Plan Index (the “Underlying Index”), or in depositary receipts representing securities of the Underlying Index. The Underlying Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses the index sponsor, China Securities Index Co., Ltd (“CSI”), has determined will be important in the Five-Year Plan (as defined below) of the Chinese government (“China Five Year Plan Companies”). A China-based company is a company that meets at least one of the following criteria: (i) is incorporated in mainland China; (ii) has its headquarters in mainland China or (iii) derives at least 50% of its revenue from goods produced or sold, or services performed, in mainland China. The Five-Year Plan is a series of development initiatives that have been released by the Chinese government every five years since 1953. The Five Year Plan outlines the government’s goals for, among other things, social and economic growth and industrial planning in key sectors and regions. For example, the most recently released Five Year Plan, the Twelfth Five Year Plan (2011 – 2015), has proposed a focus on several areas including, but not limited to, increasing domestic consumption; modernizing agriculture through mechanization and improvement of agricultural service businesses; encouraging stable urbanization;

KraneShares CSI New China ETF (formerly, KraneShares CSI China Five Year Plan ETF)

promoting energy saving and environmental protection; and encouraging domestic technological innovation. In creating the Underlying Index, CSI seeks to identify component securities of companies that it believes will benefit from the areas of focus in the Plan. There are over 900 securities in the Underlying Index universe that are eligible for inclusion in the Underlying Index. Underlying Index components include securities of companies in various sectors including, but not limited to healthcare, IT/Internet, autos, industrial, machinery, materials, agriculture thematic, low carbon thematic (including alternative energy), high-end equipment manufacturing, transportation, consumption and technology, media and telecommunications industries. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of China Five Year Plan Companies.

The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the securities in the Underlying Index. Representative sampling is an indexing strategy that generally involves investing in a representative sample of securities that has an investment profile similar to the Underlying Index and some, but not all of the component securities of the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Underlying Index is so concentrated. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Capital Controls Risk.  Economic conditions and political events may lead to intervention by the Chinese and/or Hong Kong governments and the imposition of “capital controls.” Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

Currency Risk.  The Fund’s NAV is determined on the basis of U.S. dollars, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Depositary Receipt Risk.  The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts (“ADRs”). The underlying securities of the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Emerging Markets Risk.  The Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Securities Risk.  The Fund invests a significant portion of its assets directly in securities of Chinese issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable.

KraneShares CSI New China ETF (formerly, KraneShares CSI China Five Year Plan ETF)

Additionally, the securities markets in China have a limited operating history and are not as developed as those in the United States. A small number of companies may represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.

Income from securities of non-U.S. issuers, including, in the case of Chinese issuers, gain on the sale of such securities, may be subject to foreign taxes. Even if the Fund qualifies to pass these taxes through to shareholders, your ability to claim a credit for such taxes may be limited, particularly in the case of taxes on capital gains.

Geographic Concentration Risk.  The Fund’s investments are concentrated in China and Hong Kong, and therefore the Fund will be susceptible to adverse market, political, regulatory, and geographic events affecting those regions.

China.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy, and may introduce new laws and regulations that have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in the Fund involves a risk of total loss. In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are characterized by relatively frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility.

Hong Kong.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation of current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

Industry Concentration Risk.  To the extent the Fund’s assets are concentrated in a particular industry or group of industries (because the Underlying Index is concentrated in that industry or group of industries), the Fund will be susceptible to loss due to adverse occurrences affecting that industry or group of industries to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

Technology Sector Risk.  The Fund’s investments have significant exposure to the technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Large-Capitalization Risk.  Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Management Risk.  Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that the Sub-Adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk.  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Non-Diversification Risk.  The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

KraneShares CSI New China ETF (formerly, KraneShares CSI China Five Year Plan ETF)

Passive Investment Risk.  The Fund is not actively managed and therefore may not sell a security held by the Fund due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Underlying Index.

Privatization Risk.  China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk.  The Fund invests in an economy that is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Shares of the Fund May Trade at Prices Other Than NAV.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Small- and Mid-Capitalization Risk.  The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole.

Tax Risk.  In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, the Fund must satisfy certain distribution requirements. Capital controls and currency controls may affect the Fund’s ability to meet the applicable distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a representative sampling approach, and/or invests in securities that are not contained in the Underlying Index, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index.

Trading Risk.  Secondary market trading in Fund shares may be halted by the NYSE Arca, Inc. (the “Exchange”) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Performance Information

The Fund commenced operations on July 22, 2013 and therefore has not yet completed a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund. Index Management Solutions, LLC serves as the investment sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, Chief Investment Officer of the Sub-Adviser, has had responsibility for trading the Fund’s portfolio securities since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large

KraneShares CSI New China ETF (formerly, KraneShares CSI China Five Year Plan ETF)

broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.